UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 781-376-3000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
As reported below in Item 5.07, on May 11, 2011, Skyworks Solutions, Inc.( the “ Company ”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, an amendment to Article SEVENTH of the Company’s Restated Certificate of Incorporation that (i) eliminates the classification of the Company’s Board of Directors (the “Board”) by requiring all directors to be elected at each annual meeting commencing with the 2011 Annual Meeting for a term expiring at the subsequent annual meeting after he or she is elected and until his or her successor shall have been duly elected and qualified or until his or her earlier resignation or removal, (ii) permits stockholders to remove directors either with or without cause by the affirmative vote of the holders of at least a majority of the shares of all classes of our stock entitled to vote for the election of directors, voting as a single class and (iii) makes certain other ministerial and conforming changes. As a result, going forward all directors of the Company will be elected on an annual basis. A copy of the Company’s Restated Certificate of Incorporation as amended, will be filed with the Company’s next quarterly report on Form l0-Q.
Also on May 11, 2011, as a result of the approval by the Company’s stockholders of the amendment to the Company’s Certificate of Incorporation described above, the Board amended the Company’s Second Amended and Restated By-laws to make conforming changes to remove all references to a classified board from the by-laws by deleting Article III, Section 2 thereof and replacing it with the following:
SECTION 2 Number, Qualifications, and Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board. A director need not be a stockholder.
A copy of the Company’s Second Amended and Restated By-laws, as amended, will be filed with the Company’s next quarterly report on Form l0-Q.
Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon nine proposals that are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 7, 2011 in connection with the Annual Meeting (the “Proxy Statement”). The results of the voting on each of the proposals were as follows:
1.	The stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to declassify the Board and make certain other related changes.

Votes For	Votes Against	Votes Abstain
154,305,245	2,317,052	555,423
2.	The stockholders elected each of Messrs. David J. Aldrich, Kevin L. Beebe, Moiz M. Beguwala, Timothy R. Furey, Balakrishnan S. Iyer, David J. McLachlan, Thomas C. Leonard, David P. McGlade and Robert A. Schriesheim to serve as Directors of the Company.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
David J. Aldrich	133,820,155	905,640	22,451,968
Kevin L. Beebe	131,129,318	3,596,477	22,451,968
Moiz M. Beguwala	134,211,997	513,798	22,451,968
Timothy R. Furey	131,312,260	3,413,535	22,451,968
Balakrishnan S. Iyer	112,123,236	22,602,559	22,451,968
David J. McLachlan	133,703,454	1,022,341	22,451,968
Thomas C. Leonard	134,270,809	454,986	22,451,968
David P. McGlade	131,798,155	2,927,640	22,451,968
Robert A. Schriesheim	131,760,193	2,965,602	22,451,968
3.	As a result of the approval by the Company's stockholders of the first proposal at the Annual Meeting, the amendment of the Company’s Restated Certificate of Incorporation to declassify the Company’s Board, as set forth in the Proxy Statement , the third proposal presented in the Proxy Statement was not considered at the Annual Meeting. As described in the Proxy Statement, the third proposal served as a contingency in the event that first proposal was not approved by the Company’s stockholders.

4.	The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2005 Long-Term Incentive Plan that will increase the number of shares available for issuance pursuant to awards granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan by 14.25 million.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
96,556,534	39,884,530	282,604	20,454,094
5.	The Company’s stockholders approved the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, and as a result (i) the number of shares of the Company’s common stock available for issuance pursuant to awards granted under the plan increased by 750,000, (ii) the equity award automatically granted to each non-employee director when such director is first elected or appointed to serve on the Board was modified from a fixed award of a nonqualified stock option to purchase 25,000 shares of common stock and a restricted stock award for 12,500 shares of common stock to a variable award comprised of a combination of a nonqualified stock option and shares of restricted common stock having an aggregate Black-Scholes value targeted between the 50th and 75th percentile of the non-employee director equity compensation component of the public “peer” group of publicly-traded semiconductor companies with which the Company competes for executive and director talent; and (iii) the number of shares of restricted common stock awarded to non-employee directors continuing in office following each annual meeting of stockholders, or special meeting of stockholders in lieu of an annual meeting at which one or more directors are elected, was reduced from 12,500 to 6,000.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
98,680,113	35,738,918	306,761	22,451,970

6.	The stockholders approved the amendment to the Company’s 2002 Employee Stock Purchase Plan which resulted in an increase in the number of shares of common stock authorized for purchase under the Company’s 2002 Employee Stock Purchase Plan from 6.13 million to 8.38 million.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
131,488,015	2,979,634	258,142	22,451,971
7.	The stockholders voted to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-On-Pay Vote”).

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
127,433,920	6,947,769	344,106	22,451,968
8.	The stockholders voted, on an advisory, non-binding basis, that the Say-On-Pay Vote be held with the following frequency.

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
107,989,136	592,297	24,946,269	1,245,545	22,404,514
9.	The stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for the Company’s fiscal year ending September 30, 2011.

Votes For	Votes Against	Votes Abstain
155,216,104	1,563,579	398,080

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.
Date: May 17, 2011	By:	/s/ Donald W. Palette
Donald W. Palette
Vice President and Chief Financial Officer